UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-00005

LORD ABBETT AFFILIATED FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Christina T. Simmons, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

Item 1:               Report to Shareholders.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2006

Lord Abbett Affiliated Fund
Annual Report

For the fiscal year ended October 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of Lord Abbett Affiliated Fund's performance for the fiscal year ended October 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.LordAbbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussions of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the fiscal year ended October 31, 2006?

A: The stock market gained approximately 14% (including dividends), as measured by the broad S&P Composite 1500® Index,1 in the 12 months ended October 31, 2006. After a strong close to calendar year 2005, equities continued to enjoy positive momentum into the spring of 2006, before tumbling in May. The spring sell-off persisted into July, but equities, from mid-July through October, rallied to multiyear highs. Pacing the market higher between November 2005 and early May 2006 were companies with relatively small capitalizations. During May's market correction, small caps, as measured by the S&P Small Cap 600® Index,2 fell nearly twice as much as large caps (in percentage terms), as measured by the S&P 100® Index.3 In late July, positive momentum returned to both capitalization ranges. For the year, the small and large cap indexes finished essentially even, up about 15% (on a total return basis).

Mid-capitalized companies trailed, on average, but still managed to register a total return of 12% over the period.

Sector leadership rotated much as the preference for capitalization did. Between November 2005 and August 2006, crude oil rose near 40% (from about $56 per barrel to roughly $77), driving up the prices of energy stocks. With inventories of petroleum plentiful and geopolitical tensions easing, the price of crude oil began to slide in August. The $0.80 per gallon decline in the cost of gasoline fueled a late-year rally in consumer discretionary stocks. In addition, the lagging technology sector rallied in the final three months of the fiscal year. Defensive sectors, such as consumer staples and healthcare, lagged behind the broader market in the final months of the fiscal year.

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.LordAbbett.com.

Q: How did the Affiliated Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 18.6%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,4 which returned 21.5% over the same period. The Fund's average annual total returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are: 1 year: 11.71%, 5 years: 7.85%, and 10 years: 9.50%.

Q: What were the most significant factors affecting performance?

A: The healthcare sector was the greatest detractor from the Fund's performance relative to its benchmark for the one-year period. Also detracting from the Fund's relative performance were the financial services and consumer discretionary sectors.

Among the individual holdings in the healthcare sector detracting from performance were: Boston Scientific Corp., a maker of minimally invasive medical devices; Medtronic, Inc., a provider of device-based therapies to restore health and alleviate pain; Teva Pharmaceuticals, a developer of generic and branded human pharmaceuticals and active pharmaceutical ingredients; and MedImmune, Inc., a provider of products that address medical needs in areas such as infectious diseases and transplantation medicine.

Also detracting from performance was technology holding Microsoft Corp., a developer and manufacturer of software products.

The other energy sector was the strongest contributor to the Fund's performance relative to its benchmark. (This sector includes oil service companies, as well as smaller exploration and production companies, and independent refiners.) Also contributing to the Fund's relative performance was the utilities sector and producer durables.

One of the companies contributing to performance in the other energy sector was Schlumberger Ltd., an oil services company. In addition, integrated oils holding ExxonMobil Corp. was the Fund's number-one individual contributor and its largest holding. The company operates petroleum and petrochemicals businesses on a worldwide basis.

Individual contributors in the utilities sector included communications services company AT&T; Comcast Corp., a cable communications provider; and BellSouth Corp., a supplier of telecommunications services, systems, and products.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase (24 months if shares were purchased prior to November 1, 2004). Please see section "Your Investment – Purchases" in the prospectus for more information on redemptions that may be subject to CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus for any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com. Read the prospectus carefully before investing.

1  The S&P Composite 1500® Index combines the S&P 500®, S&P MidCap 400®, and S&P Small Cap 600® indexes, and is an efficient way to create a broad market portfolio representing 90% of U.S. equities.

2  The S&P Small Cap 600® Index is a widely accepted benchmark due to its low turnover and greater liquidity.

3  The S&P 100® Index is a market capitalization-weighted index made up of 100 major, blue-chip stocks across diverse industry groups.

4  The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

The views of the Fund's management and the portfolio holdings described in this report are as of October 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Performance: Because of ongoing market volatility, Fund performance may be subject to substantial fluctuation. Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500/Citigroup Value Index,1 assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable Sales Charge for the Periods Ended October 31, 2006

	1 Year	5 Years	10 Years	Life of Class
Class A4	11.71%	7.85%	9.50%	—
Class B5	13.80%	8.29%	9.40%	—
Class C6	17.77%	8.49%	9.40%	—
Class P7	18.46%	9.05%	—	8.08%
Class Y8	18.91%	9.52%	—	7.45%

1  The S&P 500/Citigroup Value Index was formerly named S&P 500/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes.

2  Reflects the deduction of the maximum initial sales charge of 5.75%.

3  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges.

4  Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006, is calculated using the SEC-required uniform method to compute such return.

5  Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years.

6  Class C shares commenced operations on August 1, 1996. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7  Class P shares commenced operations on December 8, 1997. SEC effective date was November 24, 1997. Performance is at net asset value.

8  Class Y shares commenced operations on March 27, 1998. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 through October 31, 2006).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 5/1/06 – 10/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$1,049.10	$4.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.09	$4.18
Class B
Actual	$1,000.00	$1,046.20	$7.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.79	$7.48
Class C
Actual	$1,000.00	$1,046.40	$7.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.79	$7.48
Class P
Actual	$1,000.00	$1,049.30	$4.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.69
Class Y
Actual	$1,000.00	$1,051.40	$2.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.83	$2.40

†   For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.82% for Class A, 1.47% for Classes B and C, 0.92% for Class P and 0.47% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2006

Sector*	%**
Auto & Transportation	0.97%
Consumer Discretionary	6.33%
Consumer Staples	15.11%
Financial Services	19.34%
Healthcare	15.07%
Integrated Oils	5.60%
Materials & Processing	7.10%
Other	2.38%
Other Energy	2.20%
Producer Durables	4.42%
Technology	4.57%
Utilities	12.64%
Short-Term Investment	4.27%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

Schedule of Investments

October 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 96.11%
Aerospace 1.30%
Lockheed Martin Corp.	897,900	$78,054
Northrop Grumman Corp.	1,796,531	119,272
Rockwell Collins, Inc.	1,241,971	72,134
Total		269,460
Agriculture, Fishing & Ranching 0.72%
Monsanto Co.	3,361,210	148,633
Automobiles 0.38%
Honda Motor Co., Ltd. ADR	2,209,351	78,056
Banks 8.19%
Bank of America Corp.	7,510,218	404,575
Bank of New York Co., Inc. (The)	8,311,485	285,666
Commerce Bancorp, Inc.	1,694,398	59,168
JPMorgan Chase & Co.	7,323,987	347,450
Marshall & Ilsley Corp.	2,389,552	114,555
Mellon Financial Corp.	1,426,541	55,350
Mitsubishi UFJ Financial Group, Inc. ADR	7,243,752	92,358
PNC Financial Services Group, Inc. (The)	1,250,764	87,591
SunTrust Banks, Inc.	2,142,557	169,241
U.S. Bancorp	2,444,742	82,730
Total		1,698,684
Beverage: Brewers 0.50%
Anheuser-Busch Cos., Inc.	2,183,565	103,545
Beverage: Soft Drinks 2.78%
Coca-Cola Co. (The)	3,972,128	185,578
Coca-Cola Enterprises Inc.	5,460,586	109,376

Investments	Shares	Value (000)
PepsiCo, Inc.	4,441,810	$281,788
Total		576,742
Biotechnology Research & Production 1.65%
Baxter Int'l., Inc.	7,450,353	342,493
Cable Television Services 0.10%
Liberty Media Corp.- Capital Series A Tracking Stock*	238,200	21,214
Chemicals 1.10%
Air Products & Chemicals, Inc.	452,805	31,547
Dow Chemical Co. (The)	985,126	40,183
Praxair, Inc.	2,606,784	157,059
Total		228,789
Communications & Media 0.39%
Time Warner Inc.	4,012,986	80,300
Communications Technology 0.20%
Motorola, Inc.	1,761,600	40,622
Computer Services, Software & Systems 0.12%
Symantec Corp.*	1,271,162	25,220
Computer Technology 1.93%
Hewlett-Packard Co.	6,139,837	237,857
Sun Microsystems, Inc.*	30,014,375	162,978
Total		400,835
Consumer Products 1.47%
Kimberly-Clark Corp.	4,586,446	305,090
Copper 0.35%
Phelps Dodge Corp.	712,870	71,558
Diversified Financial Services 3.53%
American Express Co.	354,595	20,499
Citigroup, Inc.	13,013,500	652,757

See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2006

Investments	Shares	Value (000)
MetLife, Inc.	1,035,885	$59,180
Total		732,436
Drug & Grocery Store Chains 1.40%
Kroger Co. (The)	12,950,615	291,259
Drugs & Pharmaceuticals 12.04%
Abbott Laboratories	2,483,610	117,996
AstraZeneca plc ADR	2,309,521	135,569
GlaxoSmithKline plc ADR	3,472,517	184,912
Johnson & Johnson	2,402,275	161,913
Medimmune, Inc.*	3,032,677	97,167
Merck & Co., Inc.	1,529,600	69,474
Novartis AG ADR	8,554,365	519,507
Pfizer Inc.	13,653,811	363,874
Sanofi-Aventis ADR	2,693,270	114,976
Schering-Plough Corp.	5,123,252	113,429
Teva Pharmaceutical Industries Ltd. ADR	4,963,769	163,655
Wyeth	8,922,072	455,293
Total		2,497,765
Electrical Equipment & Components 1.43%
Emerson Electric Co.	3,526,177	297,609
Electronics: Technology 2.34%
General Dynamics Corp.	2,559,670	181,993
Raytheon Co.	6,069,069	303,150
Total		485,143
Engineering & Contracting Services 0.54%
Fluor Corp.	1,432,994	112,390
Exchange Traded Fund 0.40%
iShares MSCI Japan Index Fund	5,989,445	82,714

Investments	Shares	Value (000)
Financial Data Processing Services & Systems 1.04%
Automatic Data Processing, Inc.	4,371,420	$216,123
Financial: Miscellaneous 1.98%
Fannie Mae	3,237,449	191,851
Federal Home Loan Mortgage Corp.	2,309,296	159,318
MBIA, Inc.	959,311	59,497
Total		410,666
Foods 4.06%
Campbell Soup Co.	7,346,465	274,611
Kellogg Co.	1,588,460	79,915
Kraft Foods, Inc. Class A	14,164,587	487,262
Total		841,788
Gold 3.08%
Barrick Gold Corp. (Canada)(a)	12,009,513	372,295
Newmont Mining Corp.	5,880,148	266,194
Total		638,489
Health & Personal Care 0.18%
Medco Health Solutions, Inc.*	716,150	38,314
Healthcare Management Services 0.10%
Aetna Inc.	504,100	20,779
Identification Control & Filter Devices 0.55%
Parker Hannifin Corp.	1,357,961	113,566
Insurance: Multi-Line 2.88%
Aflac, Inc.	2,096,204	94,161
Allstate Corp. (The)	1,325,300	81,320
American Int'l. Group, Inc.	4,274,921	287,146

See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2006

Investments	Shares	Value (000)
Cincinnati Financial Corp.	413,503	$18,876
Lincoln National Corp.	1,503,125	95,163
St. Paul Travelers Cos., Inc. (The)	420,100	21,480
Total		598,146
Insurance: Property-Casualty 1.39%
ACE Ltd. (Cayman Islands)(a)	2,124,212	121,611
Chubb Corp. (The)	255,605	13,586
XL Capital Ltd. Class A (Cayman Islands)(a)	2,164,608	152,713
Total		287,910
Machinery: Agricultural 0.37%
Deere & Co.	896,718	76,338
Machinery: Construction & Handling 0.49%
Caterpillar Inc.	1,679,098	101,938
Machinery: Industrial/Specialty 0.19%
Illinois Tool Works Inc.	837,050	40,120
Machinery: Oil Well Equipment & Services 1.73%
Schlumberger Ltd. (Netherlands Antilles)(a)	5,699,643	359,533
Medical & Dental Instruments & Supplies 1.15%
Boston Scientific Corp.*	15,051,077	$239,463
Miscellaneous: Consumer Staples 1.57%
Diageo plc ADR	4,385,028	326,553
Multi-Sector Companies 2.39%
Eaton Corp.	269,801	19,542
General Electric Co.	13,550,011	475,741
Total		495,283

Investments	Shares	Value (000)
Office Furniture & Business Equipment 0.10%
Pitney Bowes Inc.	440,920	$20,595
Oil: Integrated International 5.62%
Chevron Corp.	1,266,300	85,095
Exxon Mobil Corp.	15,140,193	1,081,313
Total		1,166,408
Paper 1.35%
International Paper Co.	8,394,393	279,953
Radio & TV Broadcasters 0.19%
News Corp. Class B	1,810,300	39,356
Railroads 0.60%
Union Pacific Corp.	1,365,074	123,717
Real Estate Investment Trusts 0.01%
Archstone-Smith Trust	36,700	2,210
Restaurants 0.08%
Yum! Brands, Inc.	293,000	17,422
Retail 1.52%
Federated Department Stores, Inc.	1,360,730	59,750
Wal-Mart Stores, Inc.	5,190,446	255,785
Total		315,535
Services: Commercial 2.60%
IAC/InterActiveCorp*	7,167,564	222,051
Waste Management, Inc.	8,473,841	317,600
Total		539,651
Soaps & Household Chemicals 4.85%
Clorox Co. (The)	2,880,562	185,969
Procter & Gamble Co. (The)	12,941,302	820,349
Total		1,006,318

See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2006

Investments	Shares	Value (000)
Utilities: Cable TV & Radio 1.94%
Comcast Corp. Special Class A*	9,918,604	$401,505
Utilities: Electrical 6.72%
Ameren Corp.	2,651,328	143,437
Consolidated Edison, Inc.	1,411,942	68,267
Dominion Resources, Inc.	1,154,680	93,518
Duke Energy Corp.	2,282,992	72,234
Entergy Corp.	449,265	38,560
Exelon Corp.	332,390	20,602
FPL Group, Inc.	4,781,143	243,838
PG&E Corp.	6,954,754	300,028
PPL Corp.	3,556,226	122,761
Progress Energy, Inc.	2,488,540	114,473
Southern Co.	4,858,153	176,837
Total		1,394,555
Utilities: Gas Pipelines 0.48%
El Paso Corp.	7,249,345	99,316
Utilities: Telecommunications 4.04%
AT&T Inc.	15,734,232	538,898
BellSouth Corp.	5,256,018	237,046
Sprint Nextel Corp.	3,289,945	61,489
Total		837,433
Total Common Stocks (cost $15,977,853,807)		19,939,540

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 4.29%
Repurchase Agreement
Repurchase Agreement dated 10/31/2006, 4.65% due 11/1/2006 with State Street Bank & Trust Co. collateralized by $142,000,000 of Federal Home Loan Bank at 3.375% and 5.25% due 12/15/2006 and 2/6/2007 and $384,780,000 of Federal Home Loan Mortgage Corp. at Zero Coupon to 4.50% due from 11/21/2006 to 1/15/2013 and $379,205,000 of Federal National Mortgage Assoc. at 2.375% to 7.125% due from 2/15/2007 to 12/15/2008; value: $906,674,738; proceeds: $889,003,738 (cost $888,888,923)	$888,889	$888,889
Total Investments in Securities 100.40% (cost $16,866,742,730)		20,828,429
Liabilities in Excess of Cash and Other Assets (0.40%)		(82,772)
Net Assets 100.00%		$20,745,657

  ADR  American Depositary Receipt.

  Tracking Stock  A security issued by a parent company that tracks the performance of a particular division.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2006

ASSETS:
Investments in securities, at value (cost $16,866,742,730)	$20,828,429,128
Cash	811
Receivables:
Investment securities sold	119,775,826
Interest and dividends	21,663,515
Capital shares sold	16,785,474
Prepaid expenses and other assets	317,996
Total assets	20,986,972,750
LIABILITIES:
Payables:
Investment securities purchased	192,960,497
Capital shares reacquired	20,948,319
12b-1 distribution fees	11,764,542
Management fees	5,464,060
Directors' fees	4,844,164
Fund administration	694,163
To affiliates (See Note 3)	111,276
Accrued expenses and other liabilities	4,529,154
Total liabilities	241,316,175
NET ASSETS	$20,745,656,575
COMPOSITION OF NET ASSETS:
Paid-in capital	$15,468,300,925
Undistributed net investment income	8,629,937
Accumulated net realized gain on investments and foreign currency related transactions	1,307,039,315
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,961,686,398
Net Assets	$20,745,656,575
Net assets by class:
Class A Shares	$16,090,844,999
Class B Shares	$1,346,861,966
Class C Shares	$1,665,058,038
Class P Shares	$433,955,085
Class Y Shares	$1,208,936,487
Outstanding shares by class:
Class A Shares (1.6 billion shares of common stock authorized, $.001 par value)	1,015,546,749
Class B Shares (300 million shares of common stock authorized, $.001 par value)	84,815,075
Class C Shares (300 million shares of common stock authorized, $.001 par value)	105,056,068
Class P Shares (200 million shares of common stock authorized, $.001 par value)	27,436,940
Class Y Shares (100 million shares of common stock authorized, $.001 par value)	76,111,502
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.84
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$16.81
Class B Shares-Net asset value	$15.88
Class C Shares-Net asset value	$15.85
Class P Shares-Net asset value	$15.82
Class Y Shares-Net asset value	$15.88

See Notes to Financial Statements.

Statement of Operations

For the Year Ended October 31, 2006

Investment income:
Dividends (net of foreign withholding taxes of $2,097,742)	$393,023,207
Interest	27,393,218
Total investment income	420,416,425
Expenses:
Management fee	60,167,680
12b-1 distribution plan-Class A	52,868,622
12b-1 distribution plan-Class B	13,590,623
12b-1 distribution plan-Class C	15,923,299
12b-1 distribution plan-Class P	1,838,084
Shareholder servicing	19,585,268
Fund administration	7,895,690
Reports to shareholders	1,463,967
Subsidy (See Note 3)	1,135,331
Directors' fees	937,589
Custody	794,703
Registration	702,313
Professional	52,921
Other	471,570
Gross expenses	177,427,660
Expense reductions (See Note 7)	(508,277)
Net expenses	176,919,383
Net investment income	243,497,042
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	1,310,026,370
Net change in unrealized appreciation on investments and translation of of assets and liabilities denominated in foreign currencies	1,787,485,945
Net realized and unrealized gain	3,097,512,315
Net Increase in Net Assets Resulting From Operations	$3,341,009,357

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Operations:
Net investment income	$243,497,042	$223,331,985
Net realized gain on investments and foreign currency related transactions	1,310,026,370	1,321,998,860
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,787,485,945	(229,587,425)
Net increase in net assets resulting from operations	3,341,009,357	1,315,743,420
Distributions to shareholders from:
Net investment income
Class A	(204,290,437)	(202,483,330)
Class B	(9,463,968)	(10,794,311)
Class C	(11,125,792)	(11,725,424)
Class P	(5,045,716)	(4,490,494)
Class Y	(18,180,094)	(17,245,941)
Net realized gain
Class A	(1,010,344,307)	(247,741,399)
Class B	(94,643,215)	(25,512,719)
Class C	(107,522,805)	(26,322,767)
Class P	(25,931,338)	(5,583,311)
Class Y	(72,549,790)	(16,355,732)
Total distributions to shareholders	(1,559,097,462)	(568,255,428)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	1,967,200,040	2,479,373,417
Reinvestment of distributions	1,341,697,265	474,466,035
Cost of shares reacquired	(3,194,966,963)	(2,733,005,061)
Net increase in net assets resulting from capital share transactions	113,930,342	220,834,391
Net increase in net assets	1,895,842,237	968,322,383
NET ASSETS:
Beginning of year	$18,849,814,338	$17,881,491,955
End of year	$20,745,656,575	$18,849,814,338
Undistributed net investment income	$8,629,937	$13,311,724

See Notes to Financial Statements.

Financial Highlights

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$14.52	$13.95	$12.68	$10.80	$13.04
Investment operations:
Net investment income(a)	.20	.18	.12	.13	.14
Net realized and unrealized gain (loss)	2.34	.84	1.35	2.36	(1.59)
Total from investment operations	2.54	1.02	1.47	2.49	(1.45)
Distributions to shareholders from:
Net investment income	(.20)	(.20)	(.20)	(.20)	(.22)
Net realized gain	(1.02)	(.25)	– (c)	(.41)	(.57)
Total distributions	(1.22)	(.45)	(.20)	(.61)	(.79)
Net asset value, end of year	$15.84	$14.52	$13.95	$12.68	$10.80
Total Return(b)	18.55%	7.38%	11.71%	24.07%	(12.21)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.82%	.82%	.83%	.84%	.85%
Expenses, excluding expense reductions	.82%	.83%	.83%	.84%	.85%
Net investment income	1.31%	1.26%	.92%	1.17%	1.08%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$16,090,845	$14,513,173	$13,790,608	$11,322,151	$8,744,220
Portfolio turnover rate	39.95%	49.36%	33.02%	42.58%	59.88%

See Notes to Financial Statements.

Financial Highlights (continued)

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of year	$14.55	$13.97	$12.70	$10.81	$13.06
Investment operations:
Net investment income(a)	.10	.09	.04	.06	.06
Net realized and unrealized gain (loss)	2.35	.85	1.34	2.36	(1.61)
Total from investment operations	2.45	.94	1.38	2.42	(1.55)
Distributions to shareholders from:
Net investment income	(.10)	(.11)	(.11)	(.12)	(.13)
Net realized gain	(1.02)	(.25)	– (c)	(.41)	(.57)
Total distributions	(1.12)	(.36)	(.11)	(.53)	(.70)
Net asset value, end of year	$15.88	$14.55	$13.97	$12.70	$10.81
Total Return(b)	17.80%	6.75%	10.94%	23.29%	(12.85)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.47%	1.47%	1.48%	1.50%	1.47%
Expenses, excluding expense reductions	1.47%	1.48%	1.48%	1.50%	1.47%
Net investment income	.66%	.61%	.27%	.51%	.46%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$1,346,862	$1,366,197	$1,424,229	$1,235,238	$928,421
Portfolio turnover rate	39.95%	49.36%	33.02%	42.58%	59.88%

See Notes to Financial Statements.

Financial Highlights (continued)

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of year	$14.53	$13.95	$12.68	$10.80	$13.02
Investment operations:
Net investment income(a)	.10	.09	.04	.06	.08
Net realized and unrealized gain (loss)	2.34	.85	1.34	2.35	(1.59)
Total from investment operations	2.44	.94	1.38	2.41	(1.51)
Distributions to shareholders from:
Net investment income	(.10)	(.11)	(.11)	(.12)	(.14)
Net realized gain	(1.02)	(.25)	– (c)	(.41)	(.57)
Total distributions	(1.12)	(.36)	(.11)	(.53)	(.71)
Net asset value, end of year	$15.85	$14.53	$13.95	$12.68	$10.80
Total Return(b)	17.77%	6.77%	10.97%	23.23%	(12.59)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.47%	1.47%	1.48%	1.50%	1.32%
Expenses, excluding expense reductions	1.47%	1.48%	1.48%	1.50%	1.32%
Net investment income	.66%	.60%	.27%	.51%	.61%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$1,665,058	$1,552,369	$1,457,255	$1,036,160	$692,976
Portfolio turnover rate	39.95%	49.36%	33.02%	42.58%	59.88%

See Notes to Financial Statements.

Financial Highlights (continued)

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class P Shares)
Net asset value, beginning of year	$14.50	$13.93	$12.66	$10.78	$13.02
Investment operations:
Net investment income(a)	.18	.16	.11	.12	.12
Net realized and unrealized gain (loss)	2.34	.85	1.35	2.36	(1.58)
Total from investment operations	2.52	1.01	1.46	2.48	(1.46)
Distributions to shareholders from:
Net investment income	(.19)	(.19)	(.19)	(.19)	(.21)
Net realized gain	(1.01)	(.25)	– (c)	(.41)	(.57)
Total distributions	(1.20)	(.44)	(.19)	(.60)	(.78)
Net asset value, end of year	$15.82	$14.50	$13.93	$12.66	$10.78
Total Return(b)	18.46%	7.28%	11.60%	24.01%	(12.31)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.92%	.92%	.93%	.95%	.92%
Expenses, excluding expense reductions	.92%	.93%	.93%	.95%	.92%
Net investment income	1.21%	1.14%	.82%	1.06%	1.01%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$433,955	$368,761	$302,389	$178,794	$82,038
Portfolio turnover rate	39.95%	49.36%	33.02%	42.58%	59.88%

See Notes to Financial Statements.

Financial Highlights (concluded)

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of year	$14.56	$13.98	$12.70	$10.82	$13.07
Investment operations:
Net investment income(a)	.25	.23	.17	.17	.18
Net realized and unrealized gain (loss)	2.34	.85	1.35	2.36	(1.59)
Total from investment operations	2.59	1.08	1.52	2.53	(1.41)
Distributions to shareholders from:
Net investment income	(.25)	(.25)	(.24)	(.24)	(.27)
Net realized gain	(1.02)	(.25)	– (c)	(.41)	(.57)
Total distributions	(1.27)	(.50)	(.24)	(.65)	(.84)
Net asset value, end of year	$15.88	$14.56	$13.98	$12.70	$10.82
Total Return(b)	18.91%	7.80%	12.14%	24.51%	(11.96)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.47%	.48%	.48%	.50%	.47%
Expenses, excluding expense reductions	.47%	.48%	.48%	.50%	.47%
Net investment income	1.66%	1.60%	1.27%	1.51%	1.46%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$1,208,936	$1,049,314	$907,011	$557,591	$274,454
Portfolio turnover rate	39.95%	49.36%	33.02%	42.58%	59.88%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund's investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value. The Fund offers five classes of shares: Classes A, B, C, P, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of the trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and

Notes to Financial Statements (continued)

rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Classes A, B, C and P shares bear their class-specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan (the "Plan").

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net Realized Gain (Loss) on Investments and Foreign Currency Related Transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

.50% of the first $200 million of average daily net assets;

.40% of the next $300 million of average daily net assets;

.375% of the next $200 million of average daily net assets;

.35% of the next $200 million of average daily net assets; and

.30% of average daily net assets over $900 million.

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2006, the management fee paid to Lord Abbett was at an annual rate of 0.30% of the Fund's average net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Income Strategy Fund of Lord Abbett Investment Trust (each, a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy Expense on the Statement of Operations and Payable to Affiliates on the Statement of Assets and Liabilities.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to its Class A, B, C and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees	Class A		Class B	Class C	Class P
Service	.25	%(1)	.25%	.25%	.20%
Distribution	.10	%(2)	.75%	.75%	.25%

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A.

(2) The amount of CDSC collected by the Fund for the year ended October 31, 2006 was $48,808.

Class Y does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of Class A shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2006:

Distributor Commissions	Dealers' Concessions
$4,023,099	$21,794,428

Distributor received CDSCs of $14,385 and $87,234 for Class A and Class C shares, respectively, for the year ended October 31, 2006.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net

Notes to Financial Statements (continued)

investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

On October 25, 2006, a net investment income distribution of approximately $61,388,000 was declared by the Fund. In addition, on November 16, 2006, a short-term capital gain distribution of approximately $146,014,000 and a long-term capital gain distribution of approximately $1,163,540,000 were declared by the Fund. The distributions were paid on November 21, 2006 to shareholders of record on November 20, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 are as follows:

	10/31/2006	10/31/2005
Distributions paid from:
Ordinary income	$359,893,591	$272,430,204
Net long-term capital gains	1,199,203,871	295,825,224
Total distributions paid	$1,559,097,462	$568,255,428

As of October 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income – net	$159,493,644
Undistributed long-term capital gains	1,163,415,306
Total undistributed earnings	$1,322,908,950
Temporary differences	(4,844,164)
Unrealized gains - net	3,959,290,864
Total accumulated earnings - net	$5,277,355,650

As of October 31, 2006, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$16,869,138,264
Gross unrealized gain	4,158,629,237
Gross unrealized loss	(199,338,373)
Net unrealized security gain	$3,959,290,864

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended October 31, 2006 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(72,822)	$(798,475)	$871,297

The permanent difference is primarily attributable to the tax treatment of certain redemptions.

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2006 are as follows:

Purchases	Sales
$7,611,189,393	$8,717,243,945

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2006.

6. DIRECTORS' REMUNERATION

The Fund's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of October 31, 2006, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended October 31, 2006.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions, relating to portfolio transactions and calculating the Fund's NAV.

Notes to Financial Statements (continued)

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended October 31, 2006		Year Ended October 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	93,541,734	$1,389,813,025	121,202,178	$1,751,828,730
Reinvestment of distributions	75,796,541	1,072,408,520	26,662,974	382,740,862
Shares reacquired	(153,117,341)	(2,265,454,418)	(137,375,489)	(1,988,671,878)
Increase	16,220,934	$196,767,127	10,489,663	$145,897,714
Class B Shares
Shares sold	7,179,980	$106,502,951	9,726,486	$140,864,370
Reinvestment of distributions	6,113,874	86,583,445	2,067,460	29,733,497
Shares reacquired	(22,361,744)	(331,846,632)	(19,826,943)	(287,339,314)
Decrease	(9,067,890)	$(138,760,236)	(8,032,997)	$(116,741,447)
Class C Shares
Shares sold	15,449,822	$227,997,733	21,058,942	$304,529,531
Reinvestment of distributions	4,945,672	69,907,960	1,491,884	21,417,250
Shares reacquired	(22,200,443)	(328,000,539)	(20,136,420)	(291,637,326)
Increase (decrease)	(1,804,949)	$(30,094,846)	2,414,406	$34,309,455
Class P Shares
Shares sold	7,737,327	$114,423,553	10,911,566	$157,386,745
Reinvestment of distributions	1,749,765	24,725,637	505,234	7,243,399
Shares reacquired	(7,482,800)	(111,097,347)	(7,699,500)	(110,840,275)
Increase	2,004,292	$28,051,843	3,717,300	$53,789,869
Class Y Shares
Shares sold	8,621,487	$128,462,778	8,617,318	$124,764,041
Reinvestment of distributions	6,208,013	88,071,703	2,315,717	33,331,027
Shares reacquired	(10,805,261)	(158,568,027)	(3,744,067)	(54,516,268)
Increase	4,024,239	$57,966,454	7,188,968	$103,578,800

Notes to Financial Statements (concluded)

12. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during 2008 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Affiliated Fund, Inc. (the "Company") as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 21, 2006

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow is an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series. Ms. Foster is a director or trustee of thirteen of the fourteen Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not a trustee of the Large-Cap Growth Fund. Ms. Foster is an officer of each of the fourteen Lord Abbett-sponsored funds.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

Unless indicated otherwise, the following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC
		(since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Adelphia Communications, Inc.; Crane Co.; and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

* Mr. Tullis is a director or trustee of thirteen of the fourteen Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not trustee of the Large-Cap Growth Fund.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2002	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2000	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; prior thereto Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); formerly attorney at Dechert LLP (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006, are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

All of the ordinary income distribution paid by the Fund during fiscal 2006 is qualified dividend income. For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2006, $1,199,203,871 represents long-term capital gains.

This page is intentionally left blank.

This report when not used for the general
information of shareholders of the fund is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Affiliated Fund, Inc.

LAA-3-1006
(1206)

Presorted Standard
US Postage
Paid
Permit 1232
Hackensack NJ

This report when not used for the general
information of shareholders of the fund is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Affiliated Fund, Inc.

LAA-3-1006
(1206)

Item 2:               Code of Ethics.

(a)                      In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended October 31, 2006 (the “Period”).

(b)                     Not applicable.

(c)                      The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)                     The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)                      Not applicable.

(f)                        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

Item 3:               Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:               Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2006 and 2005 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2006		2005
Audit Fees (a)	$48,000		$47,000
Audit-Related Fees (b)	3,231		3,084
Total audit and audit-related fees	51,231		50,084
Tax Fees (c)	10,306		10,625
All Other Fees	-0	-	-0	-

Total Fees	$61,537		$60,709

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

(c) Fees for the fiscal year ended October 31, 2006 and 2005 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                   any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                   any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2006 and 2005 were:

	Fiscal year ended:
	2006	2005
All Other Fees {a}	$105,500	$165,650

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended October 31, 2006 and 2005 were:

	Fiscal year ended:
	2005		2004
All Other Fees	$-0	-	$-0	-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:               Audit Committee of Listed Registrants.

Not applicable.

Item 6:               Schedule of Investments.

Not applicable.

Item 7:               Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:               Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:               Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:             Submission of Matters to a Vote of Security Holders.

At the June 22, 2006 meetings of the Nominating and Governance Committees (the “Committee”) of the Boards of each of the Lord Abbett Funds, the Committee adopted policies and procedures for the nomination of independent directors/trustees (“Procedures”).  The Procedures provide criteria for the nomination of independent directors/trustees, as well as a process for identifying and evaluating candidates.  With respect to shareholder recommendations, it is the Committee’s policy to consider director/trustee nominations recommended by shareholders using the same criteria the Committee uses in considering potential director/trustee nominations from other sources.  The Committee believes that directors/trustees must represent all shareholders and not just a limited set of shareholders. A copy of the Procedures may be found at www.LordAbbett.com.

Item 11:             Controls and Procedures.

(a)                      Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)                     There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:             Exhibits.

(a)(1)       Amendments to Code of Ethics – Not applicable.

(a)(2)       Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3)       Not applicable.

(b)           Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT AFFILIATED FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT AFFILIATED FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 21, 2006